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                                                                    Exhibit 14.1

Independent Auditors' Consent

We consent to the incorporation by reference in the Registration Statement Nos. 333-12670, 333-12672, 333-98425, 333-101452 and 333-107975of O//2//Micro
International Limited on Form S-8 of our report dated January 30, 2004, appearing in this Annual Report on Form 20-F of O2 Micro International Limited for the year ended December 31, 2003.


/s/ Deloitte & Touche
----------------------------
Deloitte & Touche
Grand Cayman, Cayman Islands
June 10, 2004